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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 24, 2003



                                 NCR CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 001-00395


                Maryland                                  31-0387920

    (State or other jurisdiction of                    (I.R.S. Employer
     incorporation or organization)                  Identification No.)


                             1700 S. Patterson Blvd.
                               Dayton, Ohio 45479

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (937) 445-5000


                                       N/A

          (Former name or former address, if changed since last report)

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Item 7.    Financial Statements and Exhibits.

The following exhibit is filed herewith:

99.1       Press Release dated April 24, 2003.


Item 9. Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition).

NCR Corporation (the "Company") is furnishing the following information as required under Item 12 "Results of Operations and Financial Condition" of Form 8-K. The information is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

On April 24, 2003, the Company issued a press release announcing the Company's quarterly financial results for the reporting period ended March 31, 2003. A copy of the Company's press release is being furnished as Exhibit 99.1 to this current report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     NCR CORPORATION


Date: April 23, 2003                            By: /s/ Earl Shanks
                                                    ---------------------------
                                                    Earl Shanks
                                                    Senior Vice President
                                                    and Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.

99.1          Press Release dated April 24, 2003.